UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   April 29, 2010

KRATOS DEFENSE & SECURITY SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-27231	13-3818604
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

4820 Eastgate Mall
San Diego, CA 92121

(Address of Principal Executive Offices) (Zip Code)

(858) 812-7300

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition

On April 29, 2010, Kratos Defense & Security Solutions, Inc. (the “Company”) issued a press release regarding the Company’s financial results for the first quarter of fiscal 2010.  A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01               Other Events

On April 29, 2010, the Company issued a press release announcing that it intends to offer, subject to market conditions, senior secured notes in a private offering that is exempt from the registration requirements of the Securities Act. A copy of the press release is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.  Exhibits

Exhibits .

Exhibit No.	Description
99.1	April 29,2010 Press Release by Kratos Defense & Security Solutions
99.2	April 29,2010 Press Release by Kratos Defense & Security Solutions

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KRATOS DEFENSE & SECURITY SOLUTIONS, INC.

Date: April 29, 2010	/s/ Deanna Lund
Deanna Lund
Executive Vice President and Chief Financial Officer

 EXHIBIT INDEX

Exhibit No.	Description

99.1	April 29, 2010 Press Release by Kratos Defense & Security Solutions, Inc.
99.2	April 29, 2010 Press Release by Kratos Defense & Security Solutions, Inc.